UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 3, 2010 (May 21, 2010)

John B. Sanfilippo & Son, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19681 (Commission File Number)	36-2419677 (I.R.S. Employer Identification No.)

1703 N. Randall Road Elgin, Illinois (Address of principal executive offices)	60123-7820 (Zip Code)
Registrant’s telephone number, including area code: (847) 289-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On May 27, 2010, John B. Sanfilippo & Son, Inc. (“JBSS”) filed a Form 8-K to report that, pursuant to a purchase agreement dated as of May 5, 2010 between JBSS and Orchard Valley Harvest, Inc. (“OVH”), JBSS acquired certain assets and assumed certain liabilities of OVH as of May 21, 2010. This Current Report on Form 8-K/A is being filed to provide the financial statements and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and to include exhibits under Item 9.01(d) of Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
     The audited financial statements of OVH as of and for the years ended December 31, 2009 and 2008 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.
     The unaudited financial statements of OVH as of March 31, 2009 and December 31, 2009, and for the three months ended March 31, 2010 and 2009 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.
(b) Pro Forma Financial Information.
     The unaudited pro forma condensed combined financial information as of and for the nine months ended March 25, 2010 and for the year ended June 25, 2009 are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.
(d) Exhibits.

Exhibit Number	Description
23	Consent of PricewaterhouseCoopers LLP

99.1	Audited financial statements of OVH as of and for the years ended December 31, 2009 and 2008

99.2	Unaudited financial statements of OVH as of March 31, 2010 and December 31, 2009, and for the three months ended March 31, 2010 and 2009

99.3	Unaudited pro forma condensed combined financial information as of and for the nine months ended March 25, 2010 and for the year ended June 25, 2009

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2010	JOHN B. SANFILIPPO & SON, INC.
	By:	/s/ Michael J. Valentine
		Name:	Michael J. Valentine
		Title:	Chief Financial Officer and Group President

EXHIBIT INDEX

Exhibit Number	Description
23	Consent of PricewaterhouseCoopers LLP

99.1	Audited financial statements of OVH as of and for the years ended December 31, 2009 and 2008

99.2	Unaudited financial statements of OVH as of March 31, 2010 and December 31, 2009, and for the three months ended March 31, 2010 and March 31, 2009

99.3	Unaudited pro forma condensed combined financial information as of and for the nine months ended March 25, 2010 and for the year ended June 25, 2009